                                                                   EXHIBIT 10.26

                               AMENDMENT NO. 1 TO
               ALLEGIANCE TELECOM, INC. RESTRICTED STOCK AGREEMENT

     This Amendment No. 1 (this "AMENDMENT") to the Allegiance Telecom, Inc. Restricted Stock Agreement dated June 7, 2002 (the "ORIGINAL AGREEMENT") is being signed as of September 12, 2002, by and between Allegiance Telecom, Inc., a Delaware corporation and the person signing below. This Amendment amends certain provisions of the Original Agreement. Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. The vesting schedule contained in Paragraph 2(a) of the Original Agreement is amended as follows:

                                          CUMULATIVE % OF RESTRICTED SHARES
          VESTING DATE                       VESTED ON SUCH VESTING DATE
--------------------------------------------------------------------------------
           Award Date                                      0%
       September 12, 2002                              34.00%
        December 2, 2002                               42.25%
          March 3, 2003                                50.50%
          June 2, 2003                                 58.75%
        September 1, 2003                              67.00%
        December 1, 2003                               75.25%
          March 1, 2004                                83.50%
          June 1, 2004                                 91.75%
        September 1, 2004                                100%

2. Other than as set forth above, this Amendment does not amend, modify or supplement any other terms of the Original Agreement. This Amendment and the Original Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

3. This Amendment may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     Signed and effective as of the 12th day of September 2002.

                                       Signed:
                                               --------------------------
                                       Printed Name:
                                                     --------------------

                                       ALLEGIANCE TELECOM, INC.

                                       By:
                                           ------------------------------
                                       Name: Royce J. Holland
                                       Its: Chairman and Chief Executive Officer